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                            KRAUSE'S FURNITURE, INC.
                        1990 EMPLOYEES STOCK OPTION PLAN


     1. Purpose. This 1990 Employees Stock Option Plan (the "Plan") is an amendment and restatement of the Worth Corporation 1988 Incentive Stock Option Plan. The Plan is intended to encourage ownership of Common Stock of Krause's Furniture, Inc., a Delaware corporation which is the successor in interest to Worth Corporation, a Nevada corporation, by key employees of the Company and its subsidiaries (collectively, the "Company"), and to provide incentives for them to exert maximum efforts for its success.

     2. Incentive and Non-Qualified Stock Options. Two types of options (referred to herein as "options" without distinction between such two types) may be granted under the Plan: options intended to qualify as incentive stock options ("incentive stock Options") under Paragraph 422A of the Internal Revenue Code of 1986, as amended, and any successor statutes ("Code"); and other options not specifically authorized or qualified for favorable income tax treatment by the Code ("non-qualified stock options").

     3. Administration. The following provisions shall govern the administration of the Plan:

          a. Administration. The Plan shall be administered by the Board of Directors, a majority of which shall be "disinterested persons" as defined in Rule 16b-3 promulgated by the Securities and Exchange Commission, as amended from time to time, who are not eligible to participate in the Plan, or a Stock Option Committee composed of not less than three (3) directors, all of whom shall be disinterested persons who are not eligible to participate in the Plan (the Board and any such committee is referred to hereinafter as the "Committee", except where the context requires otherwise). The Committee shall be authorized and directed to adopt such rules and regulations for implementing the Plan so as to satisfy the requirements for exemption under Rule 16b-3. The Board of Directors may from time to time remove members from or add members to the Committee. Vacancies on the Committee, however caused, shall be filled by the Board of Directors. The Board of Directors shall designate a Chairman of the Committee from among the Committee members. Acts of the Committee taken at a duly constituted meeting, or approved in writing by a majority of the members of the Committee shall be the valid acts of the Committee.

          b. Powers. The Company shall effect the grant of options under the Plan by execution of written stock option agreements in such form as shall be approved by the Committee. Subject to the express terms and conditions of the Plan and the terms of any option outstanding under the Plan, the Committee



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shall have full power to construe the Plan and the terms of any option granted under the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan or such options and to make all other determinations necessary or advisable for the administration of the Plan, including, without limitation, the power to: (i) determine which persons meet the requirements of Paragraph 4 hereof for selection as participants in the Plan (a "Participant"); (ii) determine to whom of the eligible persons, if any, options shall be granted under the Plan; (iii) establish the terms and conditions required or permitted to be included in every option agreement or any amendments thereto; (iv) specify the number of shares to be covered by each option; (v) determine and incorporate such terms and provisions, as well as amendments thereto, as shall be required in the judgment of the Committee, so as to provide for or conform such option to any change in any law, regulation, ruling or interpretation applicable thereto; and (vi) make all other determinations deemed necessary or advisable for administering the Plan. The determination on the foregoing matters by the Committee shall be conclusive.

     4. Participants. Participants in the Plan shall be those officers and key employees of the Company who at the time the option is granted do not own stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its parent or subsidiary corporations, and to whom options may be granted from time to time. In the sole discretion of the Committee, officers and key employees who own stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its parent or subsidiary corporations, shall be eligible to participate provided any incentive stock option granted to such more than 10% shareholder satisfies the restrictions regarding option price and duration set forth in Paragraphs 6.a and 6.b of the Plan.

     5. The Shares. The shares of stock subject to options authorized to be granted under the Plan shall consist of Two Hundred Fifty Thousand (250,000) shares of $.001 par value Common Stock of the Company, as adjusted (the "Shares") or the number and kind of shares of stock or other securities which shall be substituted for such shares or to which such shares shall be adjusted as provided in Paragraph 7, including shares and outstanding options previously issued under the Worth Corporation 1988 Incentive Stock Option Plan prior to this amendment and restatement. The Shares subject to the Plan may be set aside out of the authorized but unissued shares of Common Stock of the Company not reserved for any other purpose or out of shares of Common Stock subject to an option which, for any reason, terminates unexercised as to the Shares.

     6. Grant, Terms and Conditions Of Options. Options may be granted at any time prior to the termination of the Plan to


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officers and other key employees of the Company who, in the judgment of the
Committee, contribute to the successful conduct of the operation of the Company through their judgment, interest, ability and special efforts; provided, however, that (a) for incentive stock options granted under the Plan prior to 1987, the aggregate fair market value (determined as of the date the option is granted) of the Shares for which any one employee may be granted incentive stock options in any calendar year (under all stock option plans of the Company and under any plan of any parent or subsidiary of the Company) shall not exceed $100,000 plus any unused limit carryover to such year as defined and in the manner provided in Paragraph 422A of the Code, (b) for incentive stock options granted after 1986, the aggregate fair market value (determined as of the date the option is granted) of the stock with respect to which incentive stock options are exercisable for the first time by an optionee during any calendar year (under all incentive stock option plans of the Company and any parent or subsidiary corporations) shall not exceed $100,000, and (c) except in the case of termination by death or disability, as set forth in Paragraph 6.d below, the granted option must be exercised by the optionee no later than three (3) months after any termination of office or employment with the Company, and said office or employment must have been continuous since the granting of the option.

        In addition, options granted pursuant to the Plan shall be subject to the following terms and conditions:

                a. Option Price. The purchase price under each option shall be not less than one hundred percent (100%) of the fair market value of the Shares subject thereto on the date the option is granted. In the case of an Incentive stock option granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its parent or subsidiary corporation, the option price shall not be less than 110% of the fair market value of the Shares of the Common Stock of the Company on the date the option is granted. For purposes of the Plan, the "fair market value" of any Share of Common Stock of the Company at any date shall be
(i) if the Common Stock is listed on an established stock exchange or exchanges, the last reported sale price per share on the day prior to such date on the principal exchange on which it is traded, or if no sale was made on such day on such principal exchange, at the closing reported bid price on such day on such exchange, or (ii) if the Common Stock is not then listed on an exchange, the average of the closing bid and asked prices per share for the Common Stock in the over-the-counter market as quoted on NASDAQ on the day prior to such date, or (iii) if the Common Stock is not then listed on an exchange or quoted on NASDAQ, an amount determined in good faith by the Committee.


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     b.   Duration and Exercise of Options.

          (i) Duration. Each option shall vest and shall be exercisable in such manner and at such time up to but not exceeding ten (10) years from the date the option is granted as the Committee shall determine in it sole discretion. In the case of an incentive stock option granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its parent or subsidiary corporations, the maximum term set forth above shall not be more than five years after the date the option is granted. No incentive stock option granted under the Plan prior to 1987 shall be exercisable by any optionee while there is outstanding (within the meaning of Paragraph 422A of the Code) any previously granted incentive stock option to such optionee to purchase stock of the optionee's employer or in a corporation which (at the time of the granting of the later option) is a parent or subsidiary corporation of the optionee's employer, or in a predecessor corporation of any such corporations. The termination of the Plan shall not alter the maximum duration, the vesting provisions, or any term or condition of any option granted prior to the termination of the Plan.

          (ii) Manner of Payment. To the extent the right to purchase Shares has vested under a Participant's stock option agreement, options may be exercised from time to time by delivering payment in full at the Option Price for the number of Shares being purchased by either cash or certified check, plus the amount of any tax required to be withheld by the Company or any parent or subsidiary corporation as a result of the exercise of an option. At the discretion of the Committee, upon such terms as the Committee shall approve, optionee may pay all or a portion of the purchase price for the number of Shares being purchased, by tendering to the Company, shares of the Company's Common Stock owned by the optionee, duly endorsed for transfer to the Company, with a fair market value (determined under Paragraph 6.a hereof) on the date of delivery equal to the aggregate purchase price of the shares with respect to which such option or portion is thereby exercised. Notwithstanding the foregoing, the Company may extend and maintain, or arrange for the extension and maintenance of, credit to the optionee to finance the optionee's purchase of Shares pursuant to the exercise of any option, on such terms as may be approved by the Committee, subject to applicable regulations of the Federal Reserve Board and any other laws or regulations in effect at the time such credit is extended. The optionee shall make any arrangements required by the Company to ensure that there is available for payment the amount of tax required to be withheld by the Company or any parent of subsidiary corporation as a result of either the grant or exercise of an option or any sale or other disposition of Shares acquired by exercise of an option.




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              (iii)  Manner of Exercise. The option price shall be accompanied by written notice to the Secretary of the Company identifying the option or part thereof being exercised and specifying the number of shares tax which payment is being tendered. The Company shall deliver to the optionee, which delivery shall be not less than fifteen (15) days and not more than thirty (30) days after the giving of such notice, without transfer nor issue tax to the optionee (or other person entitled to exercise the option) at the principal office of the Company or such other place as shall be mutually acceptable, a certificate or certificates for such Shares dated the date the options were validly exercised provided, however, that the time of such delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with any requirements of law.

       c. Disposition of Shares. Each option shall provide that no disposition of the share - obtained by exercise shall be made within two (2) years from the date of the grant of the option or within one (1) year after the transfer of such shares to the optionee.

       d. Termination of Employment or Officer Status. Upon the termination of an optionee's status as an employee or officer of the Company, his or her rights to exercise an option then held shall be only as follows:

              (i) Disability. If an optionee's employment or status as an officer is terminated by disability, such optionee or such optionee's qualified representative (in the event of the optionee's mental disability) shall have the right for a period of twelve (12) months following the date of such disability termination to exercise such option, provided the actual date of exercise is in no event after the expiration of the term of the option. For purposes of this Plan disability shall be defined by Paragraph 22(e)(3) of the Code. Paragraph 22(e)(3) defines "permanent and total disability" as follows: An individual is permanently and totally disabled if he is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. An individual shall not be considered to be permanently - and totally disabled unless he furnished proof of the existence thereof in such form and manner, and at such times, as the Secretary may require.

             (ii) Death. If an optionee shall die (1) while an officer or employee of the Company, or (2) within three (3) months after termination of employment or officer status except for cause, the optionee's estate shall have the right for a


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period of twelve (12) months following the date of death to exercise the option to the extent the optionee was entitled to exercise the option on the date of death, provided the actual date of exercise is in no event after the expiration of the term of the option. Any interruption in continuous full-time employment or continuous officer status with the Company, its parent or any subsidiary shall constitute termination of the same under this Plan even if the optionee is re-employed after such interruption; provided, however, that a leave duly approved by the Company or in accordance with law shall not constitute an interruption hereunder. An optionee's "estate" shall mean the optionee's legal representative or any person who acquires the right to exercise an option by reason of the optionee's death.

          (iii) Cause. If an employee or officer is determined by the Board of Directors to have committed an act of embezzlement, fraud, dishonesty, breach of fiduciary duty to the Company, or to have deliberately disregarded the rules of the Company which resulted in loss, damage or injury to the Company, or if an optionee makes any unauthorized disclosure of any of the secrets or confidential information of the Company, induces any client or customer of the Company to break any contract with the Company or induces any principal for whom the Company acts as agent to terminate such agency relations, or engages in any Conduct which constitute unfair competition with the Company, or if after optionee is removed from any office of the Company by any regulatory agency, neither the optionee nor the optionee's estate shall be entitled to exercise any option with respect to any shares whatsoever, whether after termination of employment or officer status, the optionee may receive payment from the Company for vacation pay, for services rendered prior to termination, for services for the day on which termination occurred, for salary in lieu of notice, or for other benefits. For the purpose of this paragraph, termination of employment or officer status shall be deemed to occur when the Company dispatches notice or advice to the optionee that the optionee's employment or status as an officer is terminated and not at the time of optionee's receipt thereof.

          (iv) Other Reasons. If an optionee's employment or status as an officer is terminated for any reason other than those mentioned above under "Death," "Disability" and "Cause", the optionee may, within three (3) months following such termination, exercise any vested option, provided the date of exercise is in no event after the expiration of the term of the option.

     e. Transferability of Option. Each option shall be transferable only by will or the laws of descent and distribution and shall be exercisable during the optionee's lifetime only by the optionee.



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          f.   Other Terms and Conditions.  Options may also contain such other provisions, which shall not be inconsistent with any of the foregoing terms, as the Committee shall deem appropriate. No option, however, nor anything contained in the Plan, shall confer upon any optionee any right to continue in the employ or in the status as an officer of the Company, nor limit in any way the right of the Company to terminate an optionee's employment or status as an officer at any time.

          g. Use of Proceeds from Stock. Proceeds from the sale of shares pursuant to the exercise of options granted under the Plan shall constitute general funds of the Company.

          h. Rights as a Shareholder. The optionee shall have no rights as a shareholder with respect to any shares until the date of issuance of a stock certificate for such shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance, except as provided in Paragraph 7 hereof.

          i. Withholding. The Company shall have the right upon the grant or exercise of an option or the sale or other disposition of shares acquired by exercise of an option to deduct any sums required to be withheld under federal, state or local tax laws or regulations. The Company may condition of shares upon exercise of any option upon the payment by the optionee of any sums required to be withheld under applicable laws or regulations. The Company has no duty to advise any optionee of the existence of any tax or any amounts which may be withheld.

     7.   Adjustment of and Changes in the Shares.

          a. Stock Split or Recapitalization. In the event the shares of the Company as presently constituted shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation (whether by reason of reorganization, merger, consolidation, recapitalization, reclassification, split-up, combination of shares or otherwise), or if the number of shares of Common Stock of the Company shall be increased through the payment of a stock dividend or through a stock split, there shall be substituted for or added to each share of Common Stock of the Company theretofore appropriated or thereafter subject or which may become subject to, an option under the Plan, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock of the Company shall be so changed, or for which each share shall be so changed, or for which each share shall be exchanged, or to which each such share shall be entitled, as the case may be. In addition, the Committee shall make appropriate adjustment in the number and kind of shares as to which outstanding options, or portions

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thereof then unexercised, shall be exercisable, so that any optionee's proportionate interest in the Company by reason of his rights under unexercised portions of such options shall be maintained as before the occurrence of such event. Such adjustment in outstanding options shall be made without change in the total price of the unexercised portion of the option and with a corresponding adjustment in the option price per share.

                  b. Merger or Consolidation. In the event of a merger or consolidation of the Company with any other corporation in which the Company is not the surviving corporation and the surviving corporation does not assume the obligations of the Company under the Plan, then upon the execution by the Company of an agreement providing for such merger or consolidation, all options outstanding hereunder shall be automatically accelerated and may be exercised by the respective optionee as follows. Each optionee shall have not less than twenty (20) days from and after the execution by the Company of an agreement providing for such merger or consolidation to exercise any or all of the options outstanding hereunder which such optionee is eligible to exercise or which have been accelerated pursuant to the first sentence of this paragraph, unless such transaction is scheduled to close within less than twenty (20) days from the execution of such agreement, in which case each optionee shall have until three
(3) days prior to the scheduled closing date to exercise his or her options, but in no event less than ten (10) days. Any such options not exercised within such period shall lapse. In the event such merger or consolidation shall fail to close, the options outstanding hereunder shall not be terminated or accelerated but shall continue in accordance with the terms of the Plan and the respective agreements.

                  c. No Fractional Shares. No right to purchase fractional shares shall result from any adjustment in options pursuant to this Paragraph 7. In case of any such adjustment, the shares subject to the option shall be rounded down to the nearest whole share. Notice of any adjustment shall be given by the Company to each holder of an option which was in fact so adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.

                  d. Determination By Committee. To the extent the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

                  e. No Additional Rights. Except as expressly provided in this Paragraph 7, an optionee shall have no rights by reason of any of the following events: (i) subdivision or consolidation of shares of stock of any class; (ii) payment of

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any stock dividend; (iii) any other increase or decrease in the number of shares of stock of any class; or (iv) any dissolution, liquidation, merger, consolidation, spin-off of assets or stock of another corporation. Any issuance by the Company of shares of stock of any class, or securities convertible into shares of any class, shall not affect the number or price of shares of Common Stock subject to the option, and no adjustment by reason thereof shall be made. The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or dissolve, liquidate or sell, or transfer all or any part of its business or assets.

     8. Listing or Qualification of Shares. All options granted under the Plan are subject to the requirement that if at any time the Company shall determine in its discretion that the listing or qualification of the Shares subject thereto on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of or in connection with the issuance of Shares under the option, the option may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free or any condition not acceptable to the Company and the Company shall be relieved from any liability for failure to issue and sell stock to satisfy such options pending the time when such authority is obtainable in accordance with the foregoing.

     9. Binding Effect of Conditions. The conditions and stipulations herein contained, or in any option granted pursuant to the Plan shall be, and constitute, a covenant running with all of the Shares acquired by the optionee pursuant to this Plan, directly or indirectly, whether the same have been issued or not, and those Shares owned by the optionee shall not be sold, assigned or transferred by any person save and except in accordance with the terms and conditions herein provided, and the optionee shall agree to use the optionee's best efforts to cause the officers of the Company to refuse to record on the books of the Company any assignment or transfer made or attempted to be made except as provided in the Plan and to cause said officer to refuse to cancel old certificates or to issue or deliver new certificates therefor when the purchaser or assignee has acquired certificates or the Shares represented thereby, except strictly in accordance with the provisions of the Plan.

     10. Amendment And Termination Of The Plan. The Board of Directors shall have complete power and authority to terminate or amend the Plan; provided, however, that the Board of Directors or the Committee shall not, without the approval of the shareholders of the Company, (a) increase the maximum number of shares for


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which options may be granted under the Plan; (b) change the computation as to minimum option prices set forth in Paragraph 6.a; (c) extend the period during which options may be granted or exercised; or (d) amend the requirements as to the class of employees or officers eligible to receive options. Except as provided in Paragraph 7, no termination, modification or amendment of the Plan may, without the consent of an employee or officer to whom such option shall theretofore have been granted, adversely affect the rights of such employee or officer under such option. Unless the Plan shall have been terminated by action of the Board of Directors prior thereto, it shall terminate on December 31, 1999.

     11. Effectiveness of the Plan. This amendment and restatement of the Plan shall become effective only upon adoption by the Board of Directors and approval by the affirmative vote of a majority of the voting stock of the Company represented at a duly called meeting of shareholders at which a quorum is present, which approval must occur within one (1) year of the adoption date. The exercise of any options granted pursuant to the Plan shall be conditioned upon the registration of the Shares with the Securities and Exchange Commission and qualification of the offer and sale of the Shares pursuant to Plan with the Commissioner of Corporations of the State of California, unless in the opinion of counsel of the Company such registration or qualification is not necessary.

     12. Privileges of Stock Ownership; Securities Law Compliance; Notice of Sale. No optionee shall be entitled to the privileges of stock ownership as to any Shares not actually issued and delivered to the optionee. Optionees shall be entitled to such financial information concerning the Company as may be made available to shareholders of the Company from time to time. No Shares shall be purchased upon the exercise of any option unless and until any then applicable requirements of any regulatory agencies having jurisdiction and of any exchanges upon which the Common Stock of the Company may be listed shall have been fully complied with. The Company shall diligently endeavor to comply with all applicable securities laws before any options are granted under the Plan and before any Shares are issued pursuant to the exercise of such options. The optionee shall give the Company notice of any sale or other disposition of any such Shares not more than five (5) days after such sale or other disposition.

     13. Indemnification. To the extent permitted by applicable law in effect from time to time, no member of the Board of Directors or the Committee shall be liable for any action or omission of any other member of the Board of Directors or Committee nor for any act or omission on the member's own part, excepting only the member's own willful misconduct or gross




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negligence. The Company shall pay expenses incurred by, and satisfy a judgment or fine rendered or levies against, a present or former director or member of the Committee in any action against such person (whether or not the Company is joined as a party defendant) to impose a liability or penalty on such person for an act alleged to have been committed by such person while a director or member of the Committee arising with respect to the Plan or administration thereof or out of membership on the Committee or by the Company, or all or any combination of the preceding provided that the director or Committee member was acting in good faith, within what such director or Committee member reasonably believed to have been within the scope of his or her employment or authority and for a purpose which he or she reasonably believed to be in the best interests of the Company or its shareholders. Payments authorized hereunder include amounts paid and expenses incurred in settling any such action or threatened action. This paragraph does not apply to any action instituted or maintained in the right of the Company by a shareholder or holder of a voting trust certificate representing shares of the Company. The provisions of this action shall apply to the estate, executor, administrator, heirs, legatees or devisees of a director or Committee member, and the term "Person" as used in this Paragraph shall include the estate, executor, administrator, heirs, legatees or devisees of such person.

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